UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM	8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
February 6, 2024
Date of Report (Date of earliest event reported)

Commission File Number	Name of Registrant; State or Other Jurisdiction of Incorporation; Address of Principal Executive Offices; and Telephone Number	IRS Employer Identification Number

001-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation) 10 South Dearborn Street P.O. Box 805379 Chicago, Illinois 60680-5379 (800) 483-3220

001-01839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation) 10 South Dearborn Street Chicago, Illinois 60603-2300 (312) 394-4321

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
EXELON CORPORATION:
Common Stock, without par value	EXC	The Nasdaq Stock Market LLC

Indicate by check mark whether any of the registrants are emerging growth companies as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if any of the registrants have elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Section 5 – Corporate Governance and Management

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On February 6, 2024, Exelon Corporation (“Exelon”) announced that Michael Innocenzo, currently President and Chief Executive Officer of PECO Energy Company (“PECO”), will assume the role of Executive Vice President and Chief Operating Officer of Exelon effective April 1, 2024. Mr. Innocenzo, age 58, has served in his current role since March 2018 and had previously served as Senior Vice President and Chief Operating Officer of PECO since April 2013.

In connection with his new role, effective as of April 1, 2024, Mr. Innocenzo’s compensation will include a base salary of $685,000, an annual incentive program target opportunity of 90% of his base salary, and a long-term incentive target award valued at $1,765,000, consistent with the terms of the Exelon Long-Term Incentive Plan. Long-term incentives (“LTI”) include performance share awards (accounting for 67% of target LTI value) and restricted stock units (accounting for 33% of target LTI value). Payouts on both the annual incentive program and the performance share awards will be based on the achievement of pre-established performance targets. Mr. Innocenzo remains eligible for benefits similar to those of other Exelon executives, including participation in Exelon’s health, welfare, retirement, relocation, and severance plans.

Effective April 1, 2024, Mr. Innocenzo will be appointed as a director of Commonwealth Edison Company (“ComEd”). Effective March 31, 2024, Calvin G. Butler, Jr., President and Chief Executive Officer of Exelon, will resign his position as a director of ComEd.

Effective April 1, 2024, David Velazquez will resign his current role as Executive Vice President, Utility Operations and Technology, of Exelon, and will assume the role of President and Chief Executive Officer of PECO.

Section 9 – Financial Statements and Exhibits

Item 9.01. Financial Statements and Exhibits

(d)    Exhibits.

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

* * * * *

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, each Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION

/s/ Gayle Littleton
Gayle Littleton
Executive Vice President, Chief Legal Officer, and Secretary
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Gayle Littleton
Gayle Littleton
Corporate Secretary
Commonwealth Edison Company
February 6, 2024

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release
101	Cover Page Interactive Data File - the cover page XBRL tags are embedded within the Inline XBRL document.
104	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)